Exhibit 10.3

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of December 17, 2009, (the “Agreement”) between BRIDGE BANK, NATIONAL ASSOCIATION (“Lender”) and Vertro, Inc., (“Grantor”) is made with reference to the Business Financing Agreement, dated as of December 17, 2009 (as amended from time to time, the “Financing Agreement”), between Lender and Grantor. Terms defined in the Financing Agreement have the same meaning when used in this Agreement.

For good and valuable consideration, receipt of which is hereby acknowledged, Grantor hereby covenants and agrees as follows:

To secure the Obligations under the Financing Agreement, Grantor grants to Lender a security interest in all right, title, and interest of Grantor in any of the following, whether now existing or hereafter acquired or created in any and all of the following property (collectively, the “Intellectual Property Collateral”):

(a)  copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the “Copyrights”), including the Copyrights described in Exhibit A;

(b)   trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the “Trademarks”), including the Trademarks described in Exhibit B;

(c)  patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the “Patents”), including the Patents described in Exhibit C;

(d)  mask work or similar rights available for the protection of semiconductor chips or other products (collectively, the “Mask Works”);

(e)  trade secrets, and any and all intellectual property rights in computer software and computer software products;

(f)  design rights;

(g)  claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h)  licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i)  amendments, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j)  proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

The rights and remedies of Lender with respect to the security interests granted hereunder are in addition to those set forth in the Financing Agreement, and those which are now or hereafter available to Lender as a matter of law or equity. Each right, power and remedy of Lender provided for herein or in the Financing Agreement, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein, and the exercise by Lender of any one or more of such rights, powers or remedies does not preclude the simultaneous or later exercise by Lender of any other rights, powers or remedies.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GRANTOR:		LENDER:

VERTRO, INC.		BRIDGE BANK, NATIONAL ASSOCIATION

By:	/s/ John B. Pisaris	By:	/s/ Sarah Henderson

Name:	John B. Pisaris	Name:	Sarah Henderson

Title:	General Counsel	Title:	Vice President

	Address for Notices:		Address for Notices:
	Attn: John Pisaris		Attn: Lee Shodiss
	5220 Summerlin Commons Blvd, Suite 500		55 Almaden Blvd. Ste. 100
	Fort Myers, FL 33907		San Jose, CA 95113
	Tel: (239) 561-7229		Tel: (408) 423-8500
	Fax: (561) 491-2716		Fax: (408) 423-8510

EXHIBIT A

COPYRIGHTS

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Type of Work:	Title:	International Standard Serial Number (ISSN):	Registration Number:	Filing Date:	Preregistered?

EXHIBIT B

TRADEMARKS

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Mark / Title:	U.S. Serial Number:	U.S. Registration Number:	UPTO Reference Number:	Filing Date:

EXHIBIT C

PATENTS

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Title:	Patent Number:	Application Serial Number:	Issued or Published?	Issue Date: